UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2019

Aquestive Therapeutics, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-38599	82-3827296
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Technology Drive
Warren, NJ 07059
(908) 941-1900
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AQST	NASDAQ Global Market

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2019, Aquestive Therapeutics, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2019. A copy of such press release including the attached financial schedules is attached as Exhibit 99.1 to this report and incorporated into this Item 2.02 by reference.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2019, the Company appointed Daniel Barber, the Company’s Senior Vice President, Chief Strategy and Development Officer, to the new position of Senior Vice President, Chief Operating Officer. In connection with this appointment, effective May 6, 2019, Mr. Barber’s annual base salary was increased to $410,000. Mr. Barber was also granted stock options, effective May 9, 2019, to purchase 50,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), pursuant to the Company’s 2018 Equity Incentive Plan, at an exercise price equal to the closing price of the Common Stock on May 9, 2019, which will vest in three annual installments of 25%, 25% and 50%, respectively, on each anniversary of the grant date.

The other terms of Mr. Barber’s employment with the Company remain unchanged from his existing executive employment agreement, which was filed as Exhibit 10.6 to the Registration Statement on Form S-1 of the Company, filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2018.

A description of Mr. Barber’s background and experience has been previously reported in, and is incorporated by reference to, the Company’s proxy statement for the 2019 Annual Meeting of Stockholders, filed with the SEC on April 26, 2019. Mr. Barber is not a party to any transaction requiring disclosure under Regulation S-K Item 404.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated May 8, 2019, announcing financial results for the quarter ended March 31, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2019	Aquestive Therapeutics, Inc.

	By:	/s/ John T. Maxwell
Name: John T. Maxwell
Title: Chief Financial Officer